UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023

TerrAscend Corp.

(Exact name of Registrant as Specified in Its Charter)

Canada	000-56363	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 City Centre Drive Suite 501
Mississauga, Ontario, Canada		L5B 1M5
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 717 610-4165

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)*	Name of each exchange on which registered
N/A	TSNDF	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* The registrant’s common shares, no par value, trade over-the-counter on OTCQX Best Market under the trading symbol “TSNDF”.

Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2023, TerrAscend Corp. (the “Company”) closed a third tranche of concurrent private placement offerings (the “Third Private Placements”) pursuant to the terms and conditions of those certain Subscription Agreements for Units (the “Equity Subscription Agreements”) and that certain Subscription Agreement for Convertible Debentures (the “Debenture Subscription Agreement”), each dated as of June 30, 2023, by and between the Company and certain accredited investors (the “Investors”) for total gross proceeds of approximately US$425,000 (CAD $562,700). The Company sold to the Investors (i) an aggregate of 216,666 units (the “Units”) of the Company (the “Equity Offering”) at a price of US$1.50 (CAD $2.00) per Unit (the “Issue Price”), for aggregate gross proceeds of approximately US$325,000 (CAD $430,300) and (ii) 100 senior unsecured convertible debentures (the “Debentures”) of the Company (the “Debenture Offering”) at a price of US$1,000 per Debenture, for aggregate gross proceeds of approximately US$100,000 (CAD $132,400). The Third Private Placements and the previously announced concurrent private placements totaled aggregate proceeds of approximately US$21 million (CAD $27.8 million).

Each Unit sold pursuant to the Equity Offering is comprised of one common share of the Company (a “Common Share”) and one-half of one Common Share purchase warrant (each whole Common Share purchase warrant, a “Warrant”). Each Warrant entitles the holder thereof to purchase one Common Share of the Company, at an exercise price of US$1.95 per Common Share (subject to customary adjustments) for a period of two years following closing of the Equity Offering. The Warrants are governed by the terms of a warrant indenture dated June 30, 2023 between Odyssey Trust Company, acting as warrant agent, and the Company (the “Warrant Indenture”).

The Debentures have a term of 36 months from date of issuance (the “Maturity Date”). The Debentures bear interest at a rate of 9.9% per annum, payable upon conversion as described below and at maturity; provided that each holder may, at the option of the holder upon signing of the subscription agreement, elect to receive up to 4.95% per annum of such interest payable in cash on a semi-annual basis.

The Debentures are convertible, in whole or in part, into Common Shares, at the option of the holder, at any time prior to the close of business on the last business day immediately preceding the Maturity Date, at a conversion price equal to US$2.01 per Common Share (subject to customary adjustments).

Holders converting their Debentures will receive accrued and unpaid interest for the period from and including the date of the last interest payment date, to and including, the date of conversion.

In connection with the terms of the Debenture Offering and the Equity Offering, the Company has agreed to make certain cash commission payments equal to an average rate of approximately 2% of the gross proceeds received by the Company based on the source of funds.

The Warrant Indenture, the forms of Equity Subscription Agreement, the form of Debenture Subscription Agreement, and the form of Debenture certificate are filed as Exhibits to this Current Report on Form 8-K, and the foregoing summaries of the terms of such documents are subject to, and qualified in their entirety by, the full text of such documents, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated herein by reference.

The securities issued in the private placement were offered and sold in reliance upon (i) the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) thereof and (ii) exemptions from the formal valuation and minority shareholder approval requirements of MI 61–101 contained in sections 5.5(a) and 5.7(1)(a) of MI 61–101 in respect of the Insider Participation as the fair market value (as determined under MI 61-101) of the Insider Participation in the Private Placement is below 25% of the Company’s market capitalization (as determined in accordance with MI 61-101).

Item 7.01 Regulation FD Disclosure.

On July 4, 2023, the Company issued a press release regarding the commencement of trading of its common shares (the “Common Shares”) on the Toronto Stock Exchange (the “TSX”) under the ticker symbol “TSND”. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 6, 2023, the Company issued a press release regarding the change of its ticker symbol on OTCQX Best Market from “TRSSF” to “TSNDF”. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Effective July 4, 2023, the Company commenced trading of its Common Shares on the TSX under the ticker symbol “TSND”. The Company’s Common Shares were previously traded on the Canadian Securities Exchange under the ticker symbol “TER”.

The Company’s Common Shares continue to be traded on OTCQX Best Market. Effective July 6, 2023, the ticker symbol for the Company’s Common Shares was changed from “TRSSF” to “TSNDF” on OTCQX Best Market.

No action is required by shareholders in order to continue trading their Common Shares as a result of the listing of the Common Shares on the TSX or the change in ticker symbol on either exchange.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Warrant Indenture

10.1	Form of Subscription Agreement for Equity Offering.

10.2	Form of Subscription Agreement for Equity Offering with Registered Broker-Dealer.

10.3	Form of Subscription Agreement for Debenture Offering.

10.4	Form of Convertible Debenture.

99.1	Press Release, dated July 4, 2023.

99.2	Press Release, dated July 6, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TerrAscend Corp.

Date:	July 7, 2023	By:	/s/ Keith Stauffer
Keith Stauffer Chief Financial Officer